First Quarter 2024 Earnings April 25, 2024 Chris Cartwright, President and CEO Todd Cello, CFO Exhibit 99.2

2@ Copyright 2024 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. Non-GAAP Financial InformationForward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of TransUnion’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those described in the forward-looking statements. Factors that could cause TransUnion’s actual results to differ materially from those described in the forward-looking statements include: macroeconomic effects and changes in market conditions, including the impact of inflation, risk of recession and industry trends and adverse developments in the debt, consumer credit and financial services markets, including the impact on the carrying value of our assets in all of the markets where we operate; our ability to provide competitive services and prices; our ability to retain or renew existing agreements with large or long-term customers; our ability to maintain the security and integrity of our data; our ability to deliver services timely without interruption; our ability to maintain our access to data sources; government regulation and changes in the regulatory environment; litigation or regulatory proceedings; our ability to effectively manage our costs; our efforts to execute our transformation plan and achieve the anticipated benefits and savings; our ability to remediate existing material weakness in internal control over financial reporting and maintain effective internal control over financial reporting and disclosure controls and procedures; economic and political stability in the United States and international markets where we operate; our ability to effectively develop and maintain strategic alliances and joint ventures; our ability to timely develop new services and the market’s willingness to adopt our new services; our ability to manage and expand our operations and keep up with rapidly changing technologies; our ability to acquire businesses, successfully secure financing for our acquisitions, timely consummate our acquisitions, successfully integrate the operations of our acquisitions, control the costs of integrating our acquisitions and realize the intended benefits of such acquisitions; our ability to protect and enforce our intellectual property, trade secrets and other forms of unpatented intellectual property; geopolitical conditions and other risks associated with our international operations; risks related to our indebtedness, including our ability to make timely payments of principal and interest and our ability to satisfy covenants in the agreements governing our indebtedness; our ability to maintain our liquidity; and other one-time events and other factors that can be found in our Annual Report on Form 10-K for the year ended December 31, 2023, and any subsequent Quarterly Report on Form 10-Q or Current Report on Form 8-K, which are filed with the Securities and Exchange Commission and are available on TransUnion’s website (www.transunion.com/tru) and on the Securities and Exchange Commission’s website (www.sec.gov). TransUnion undertakes no obligation to publicly release the result of any revisions to these forward-looking statements to reflect the impact of events or circumstances that may arise after the date of this presentation. This investor presentation includes certain non-GAAP measures that are more fully described in the appendices to the presentation. Exhibit 99.1, “Press release of TransUnion dated April 25, 2024, announcing results for the quarter ended March 31, 2024,” under the heading ‘Non-GAAP Financial Measures,’” furnished to the Securities and Exchange Commission on April 25, 2024. These financial measures should be reviewed in conjunction with the relevant GAAP financial measures and are not presented as alternative measures of GAAP. Other companies in our industry may define or calculate these measures differently than we do, limiting their usefulness as comparative measures. Because of these limitations, these non-GAAP financial measures should not be considered in isolation or as substitutes for performance measures calculated in accordance with GAAP. Reconciliations of these non-GAAP financial measures to their most directly comparable GAAP financial measures for each of the periods included in this presentation are included in the Appendices at the back of this investor presentation.

3@ Copyright 2024 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. First quarter 2024 highlights Spotlight on India First quarter 2024 financial results 1 2 3 Second quarter and full-year 2024 guidance 4

4@ Copyright 2024 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. *Revenue growth figures referenced above are organic constant currency. First quarter 2024 highlights Revenue, Adjusted EBITDA and Adjusted Diluted EPS exceeded guidance Organic constant currency revenue +8% or +5% excluding mortgage U.S. Markets +7%, led by mortgage, Insurance, Media, Public Sector and Collections; Financial Services volumes stable 12th straight quarter of double-digit International revenue growth*, led by India, Canada, Asia Pacific and Africa Key milestones achieved on transformation program For additional information, refer to the “Non-GAAP Financial Information” section on slide 2 and the Appendix at the back of this investor presentation.

Achieved key transformation milestones in Q1

Reinforced confidence in delivering expected ~$65M of savings in 2024 and $200M of FCF benefit in 2026

Optimize Operating Model

Centralize, standardize and automate common global functions

- **Substantially completed workforce reductions and migration notices**
- **On-track with GCC* hiring goals**
  - ~4,900 GCC employees as of 3/31/24
- **Rigorous change management approach**
  - Document and measure knowledge transfer
  - Train leaders to manage global teams
  - Develop feedback loop to improve processes continuously

Modernize Technology Capabilities

Drive savings and accelerate innovation

- **Delivered key milestones in Q1**
  - Launched Advanced Acquisition; integrated credit-based prospect marketing solution
  - Moved first credit bureau application onto OneTru (FactorTrust short-term lending)
- **Laying foundation for key migrations in 2024-2025**
  - Migrate U.S. and India credit and analytics environments to OneTru in addition to FactorTrust

*GCC refers to our Global Capability Centers in India, South Africa and Costa Rica

@ Copyright 2024 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved.

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© 2024 TransUnion LLC All Rights Reserved | 6 INDIA

India

Growing with India, one of the most attractive markets

Fastest growing major economy

#5 global GDP with highest growth rate; expected to double by 2030

Attractive demographics – 890M consumers <35 years old; aspirational middle class

Modernizing economy with rapid digitization

Market-leading credit bureau

TU CIBIL – 20+ years history, synonymous with credit reports

6,000+ B2B clients across banks, non-banking financial institutions, fintechs and insurance

Reaching 100M consumers via direct-to-consumer channels

Delivering lasting impact

Playing a vital role in India's credit economy

Enabling critical growth vectors including SMBs, agriculture, and microfinance

Driving credit awareness and education for millions of consumers

Source: IMF, S&P Global, India Ministry of Finance

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India

Clear strategy to outperform underlying market in India

+32% constant-currency revenue growth in 2023

Market Growth	Client Engagement	Product Innovation	Adjacencies
GDP: +7.6% YoY[1] **Credit:** +15.8% YoY[2]	**Differentiated engagement strategy** **Thematic selling** to drive multi-year opportunities	**CreditVision** Score and Algorithms **Credit Rank** for small businesses **API Marketplace** **Fraud & ID Solutions**	**Commercial** **Fintech** **Consumer Interactive**

1. GDP growth estimate for FY 2023-24 (ending March 2024) | 2. Banking sector credit (non-food) growth as of December 2023
Sources: Ministry of Statistics (India), Reserve Bank of India (RBI)

@ Copyright 2024 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved.

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India

Delivering consistently strong and diversified growth

India Revenue


~27% CAGR
$219M
Adjacencies now ~40% of revenue (from 30% in 2018)
~36% CAGR
~23% CAGR
2018
2023
Consumer Credit
Commercial
Fintech
Direct-to-Consumer

- **Consistent above-market consumer credit growth** driven by share gains and product innovation
- **Robust growth in adjacencies** to diversify and expand our addressable market

➢ **Non-consumer credit solutions expected to reach 50%+ of revenue over time**

@ Copyright 2024 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved.

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India

Increasing financial inclusion and credit education

Enable credit penetration in critical sectors

Sector		
Small and mid-sized business (SMB)	**~63M** SMBs in India	**~30%** contribution to GDP
Agriculture	**700M+** Population dependent on agriculture for livelihood	**~18%** contribution to GDP
Microfinance (MFI)	**~70M** Microfinance borrowers	**~3%** contribution to GDP

Other key initiatives

- **Credit education and awareness initiatives** to drive financial literacy
  - **Connected to 100M+ consumers** through our direct-to-consumer offerings
- **Active engagement with regulatory and government institutions** around managing financial stability and driving financial inclusion

@ Copyright 2024 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved.

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11@ Copyright 2024 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. India is a multi-decade growth story for TransUnion India On pace to exceed our 2025 target of $300M+ revenue Targeting $500M+ revenue over the next several years (more than doubling 2023 levels) Significant emerging opportunities – Build solutions for SMBs, agricultural lending, microfinance, open banking – Bring Neustar marketing and Trusted Call Solutions to market India

12@ Copyright 2024 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. Consolidated first quarter 2024 highlights For additional information, refer to the “Non-GAAP Financial Information” section on slide 2 and the Appendix at the back of this investor presentation. Reported ($M) Y/Y Change Revenue $1,021 9% Organic Constant Currency Revenue 8% Adjusted EBITDA $358 11% Adjusted EBITDA Margin 35.1% 80bps Adjusted Diluted EPS $0.92 14% • Organic constant currency revenue growth of +8% or +5% excluding mortgage

U.S. Markets first quarter 2024 highlights

	Reported ($M)	Reported Y/Y	FX Impact	Organic Constant Currency
Revenue	**$789**	**7%**	**–**	**7%**
Financial Services	352	13%	–	13%
Emerging Verticals	298	4%	–	4%
Consumer Interactive	139	(2)%	–	(2)%
Adjusted EBITDA	**$285**	**6%**	**–**	**6%**

Note: Rows may not foot due to rounding. For additional information, refer to the "Non-GAAP Financial Information" section on slide 2 and the Appendix at the back of this investor presentation.

- U.S. Financial Services organic revenue (ex-mortgage) +1%
  - Card & Banking flat
  - Consumer Lending +2%
  - Auto +2%
  - Mortgage +52% (compared to inquiries down -8%)
- Emerging Verticals growth led by Insurance, Media, Public Sector and Collections
- Consumer Interactive declined -2% due to direct channel; indirect growth led by breach

@ Copyright 2024 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved.

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14@ Copyright 2024 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. International first quarter 2024 highlights Note: Rows may not foot due to rounding. For additional information, refer to the “Non-GAAP Financial Information” section on slide 2 and the Appendix at the back of this investor presentation. • India (+31%) driven by consumer, commercial, marketing, fraud and direct-to- consumer • Canada (+18%) new business wins and share gains alongside healthier online volumes • U.K. (flat) solid growth in banking and insurance offset by soft but stabilizing FinTech Reported ($M) Reported Y/Y FX Impact Organic Constant Currency Revenue $236 16% 1% 15% Canada 38 19% 1% 18% Latin America 33 14% 7% 7% U.K. 54 4% 4% 0% Africa 15 3% (8)% 12% India 71 30% (1)% 31% Asia Pacific 25 17% 0% 17% Adjusted EBITDA $107 22% 1% 21% *Revenue growth figures referenced above are organic constant currency.

15@ Copyright 2024 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. • Roughly $5.3 billion of debt and $434 million cash at quarter-end • No prepayments in Q1 but plan to make prepayments in 2024 1We define Leverage Ratio as net debt divided by Consolidated Adjusted EBITDA for the most recent twelve-month period including twelve months of Adjusted EBITDA from significant acquisitions. Net debt is defined as total debt less cash and cash equivalents as reported on the balance sheet as of the end of the period. Total debt is netted for deferred financing fees / original issue discount. Note: For additional information, refer to the “Non-GAAP Financial Information” section on slide 2 and the Appendix at the back of this investor presentation. Excess cash targeted for debt prepayment Leverage Ratio1 4.3x 3.9x 3.4x 3.1x 4.1x 3.5x 3.1x 3.5x 3.8x 3.6x 3.5x Low-3x Range <3.0x 2015 IPO 2015 2016 2017 2018 2019 2020 2021 2022 2023 Q1 2024 YE 2024 Target

16@ Copyright 2024 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. Reported Revenue: $1,017M to $1,026M +5% to +6% Assumed M&A contribution: No impact Assumed FX contribution: Insignificant Organic Constant Currency Revenue: +5% to +6% Assumed mortgage impact: ~3pt. benefit Organic CC Revenue ex. mortgage: +2% to +3% Adjusted EBITDA: $366M to $372M +8% to +10% Assumed FX contribution: Insignificant Adjusted EBITDA margin: 36.0% to 36.3% Adjusted EBITDA margin bps change: +90bps to +120bps Adjusted Diluted EPS: $0.95 to $0.98 +11% to +14% Note: For additional information, refer to the “Non-GAAP Financial Information” section on slide 2 and the Appendix at the back of this investor presentation. Revenue Second quarter 2024 guidance Assumes similar lending and marketing trends to Q1 2024 Adjusted EBITDA Sequential and year-over-year margin improvement Note: For additional information, refer to the “Non-GAAP Financial Information” section on slide 2 and the Appendix at the back of this investor presentation.

17@ Copyright 2024 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. Organic Growth Assumptions • Guidance raise driven by better price realization in mortgage • U.S. mortgage: Expect ~50% revenue growth based on ~5% inquiry decline – Expect inquiries to decline ~10% in H1 and flat in H2 – U.S. mortgage was ~8% of LTM revenues Note: For additional information, refer to the “Non-GAAP Financial Information” section on slide 2 and the Appendix at the back of this investor presentation. Full-year 2024 revenue guidance Reported Revenue: $4.023B to $4.083B +5% to +6.5% Assumed M&A contribution: No impact Assumed FX contribution: Insignificant Organic Constant Currency Revenue: +5% to +6.5% Assumed mortgage impact: ~3pt. benefit Organic CC Revenue ex. mortgage: +2% to +3.5% Assumptions • U.S. Markets up mid-single digit (up low-single digit excluding mortgage) – Financial Services up low-double digit (up low-single digit excluding mortgage) – Emerging Verticals up low-single digit – Consumer Interactive down low-single digit • International up low-double digit (constant-currency) Note: For additional information, refer to the “Non-GAAP Financial Information” section on slide 2 and the Appendix at the back of this investor presentation.

18@ Copyright 2024 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. • Higher net interest expense (prior $245M) due to SOFR • Anticipate using excess cash for debt prepayment; however, guidance assumes no further debt prepayment • One-time costs related to transformation program expected to total ~$200M in 2024 The adjusted tax rate guidance of ~22.5% reflects expected full year GAAP effective rate of ~21.8% plus the elimination of discrete adjustments and other items totaling ~0.7%. For additional information, refer to the “Non-GAAP Financial Information” section on slide 2 and the Appendix at the back of this investor presentation. Full-year 2024 Adjusted EBITDA, Adjusted Diluted EPS and other guidance Adjusted EBITDA: $1.433B to $1.475B +7% to +10% Assumed FX contribution: Insignificant Adjusted EBITDA margin: 35.6% to 36.1% Adjusted EBITDA margin bps change: +50bps to +100bps Adjusted Diluted EPS: $3.69 to $3.86 +10% to +15% Adjusted Tax Rate: ~22.5% Total D&A: ~$530M D&A ex. step-up from 2012 change in control and subsequent acquisitions: ~$245M Net Interest Expense: ~$250M CapEx: ~9% of revenue

19@ Copyright 2024 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. Achieved key milestones on our transformation program Exceeded Q1 guidance for revenue, Adjusted EBITDA and Adjusted Diluted EPS Raising 2024 guidance, now expect 5% to 6.5% organic constant- currency revenue growth Note: For additional information, refer to the “Non-GAAP Financial Information” section on slide 2 and the Appendix at the back of this investor presentation.

20@ Copyright 2024 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. Q&A

21@ Copyright 2024 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. Appendices and Non-GAAP Reconciliations

22@ Copyright 2024 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. U.S. Markets Revenue Composition (FY 2023) Financial Services: ~$1.2B Emerging Verticals: ~$1.2B Consumer Interactive: ~$0.6B Card & Banking 35% Consumer Lending 23% Mortgage 22% Auto 20% Insurance 25% Tech, Retail & E- Commerce 22%Tele- Communications 20% Media 14% Tenant & Employment Screening 7% Collections 6% Public Sector 5% Direct 33% Indirect 67% Note: ~1% of revenue in administrative/other

Our next phase of transformation to reduce costs and accelerate innovation

Programs

➢ Optimize operating model

- Expand Global Capability Center (GCC) network and drive further work centralization, standardization and automation
- ~10% of workforce impacted between position reductions and relocation to GCCs

➢ Modernize technology capabilities

- Complete cloud transformation and pivot to modernization
- Consolidate onto common solutions enablement platform (OneTru), leveraging Neustar's proven data management, analytic and identity strengths
- Rationalize foundational infrastructure

Expected Benefits

➢ ~ $200M free cash flow benefit by 2026

- $120-140M of operating expense savings; half realized in 2024
- Capex ~9% of revenues in 2024, falling to 6% by 2026 or $70-80M* reduction
- $355-375M expected one-time expenses to capture benefits, including $65M already budgeted for Project Rise
- $78M one-time expenses in 2023; ~$200M expected in 2024 ($43M in Q1 2024)

➢ Faster innovation at lower cost

- Platforms for solutions enablement and infrastructure shorten product development times across seven global product families

*Based on capex reduction from 8% of revenues to 6% on 2023 revenue base

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@ Copyright 2024 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. 24 Debt Profile and 2024F Interest Expense Bridge Debt Profile (3/31/24) 2024F Interest Expense Bridge Notional ($B) Expiry Rate Term Loan Tranche Term Loan A-4 1.3 Oct’28 SOFR + CSA + 1.50% Term Loan B-5 2.2 Nov’26 SOFR + CSA + 1.75% Term Loan B-7 1.9 Dec’28 SOFR + 2.00%* Swaps* June 2020 1.1 Jun’25 Receive SOFR, Pay 0.87% December 2021 1.6 Dec’26 Receive SOFR, Pay 1.39% December 2022 1.3 Dec’24 Receive SOFR, Pay 4.36% • ~73% of debt is currently swapped to fixed rate • 2024 net interest expense guidance assumes no additional debt prepayment or incremental debt $267M ~$250M ~($9M) ~($8M) ~($1M) 2023 Net Interest Expense 2023 Prepayments Oct/Feb Refinancings SOFR/ Other 2024F Net Interest Expense

25@ Copyright 2024 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. Adjusted EBITDA and Adjusted EBITDA Margin

26@ Copyright 2024 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. Adjusted Net Income and Adjusted Diluted EPS

27@ Copyright 2024 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. Adjusted Effective Tax Rate

28@ Copyright 2024 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. Leverage Ratio

29@ Copyright 2024 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. Non-GAAP Adjustment Footnotes As a result of displaying amounts in millions, rounding differences may exist in the tables and footnotes. 1. Consisted of amortization of intangible assets from our 2012 change-in-control transaction and amortization of intangible assets established in business acquisitions after our 2012 change-in-control transaction. 2. Consists of restructuring expenses of $16.8 million related to employee separation costs and $1.4 million related to non-cash facility lease impairments, as well as $6.2 million related to business process optimization expenses included primarily in selling, general and administrative for the three months ended March 31, 2024 and $88.7 million related to employee separation costs, $4.8 million related to non-cash facility lease impairments, and $8.5 million related to business process optimization expenses for the trailing twelve months ended March 31, 2024. 3. Represents expenses associated with our accelerated technology investment to migrate to the cloud. There are three components of the accelerated technology investment: (i) building foundational capabilities which includes establishing a modern, API-based and services-oriented software architecture, (ii) the migration of each application and customer data to the new enterprise platform, including the redundant software costs during the migration period, as well as the efforts to decommission the legacy system, and (iii) program enablement, which includes dedicated resources to support the planning and execution of the program. The amounts for each category of cost are as follows: 4. Mergers and acquisitions, divestitures and business optimization consisted of the following adjustments:

30@ Copyright 2024 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. Non-GAAP Adjustment Footnotes 5. Net other consisted of the following adjustments: 6. Consolidated Adjusted EBITDA margin is calculated by dividing Consolidated Adjusted EBITDA by total revenue. 7. Total adjustments for income taxes represents the total of adjustments discussed to calculate the Adjusted Provision for Income Taxes 8. Other adjustments for income taxes include: 9. During the quarter ended September 30, 2023, we recorded a goodwill impairment of $414.0 million related to our United Kingdom reporting unit in our International segment.

31@ Copyright 2024 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. Adjusted EBITDA and Adjusted EPS Guidance As a result of displaying amounts in millions, rounding differences may exist in the table. 1. These adjustments include the same adjustments we make to our Adjusted EBITDA and Adjusted Net Income as discussed in the Non-GAAP Financial Measures section of our Earnings Release. 2. Consolidated Adjusted EBITDA margin is calculated by dividing Consolidated Adjusted EBITDA by total revenue.